Exhibit 1.1

CLARIENT, INC.

16,000,000 Shares (1)

Common Stock

UNDERWRITING AGREEMENT

August 27, 2009

Stephens Inc.

  As Representative of the Underwriters

  named in Schedule I hereto

c/o Stephens Inc.

111 Center Street

Little Rock, Arkansas 72201

Ladies and Gentlemen:

Clarient, Inc., a Delaware corporation (the “Company”), Safeguard Delaware, Inc., a Delaware corporation (“SDI”), and Safeguard Scientifics (Delaware), Inc., a Delaware corporation (“SSDI”; and together with SDI, the “Selling Stockholders”), confirm their agreement with the several underwriters (the “Underwriters”) for whom you are acting as representative (the “Representative”), for the Selling Stockholders to sell 16,000,000 shares of common stock of the Company (the “Common Stock”) to the Underwriters (said shares of Common Stock to be sold by the Selling Stockholders in the respective amounts set forth under the heading “Firm Shares” on Schedule II hereto, being hereinafter referred to as the “Firm Shares”).  The Company’s Common Stock is more fully described in the Registration Statement (as defined below) and the Prospectus (as defined below).

For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, SDI proposes to grant to the Underwriters the option (the “Option”) described in Section 2 hereof to purchase all or any part of an aggregate of 2,400,000 additional shares of Common Stock (the “Option Shares”).  The Firm Shares and the Option Shares purchased pursuant to this Underwriting Agreement (this “Agreement”) are herein collectively called the “Shares” and the proposed offering of the Firm Shares and, if applicable, the Option Shares by the Underwriters is hereinafter referred to as the “Public Offering.”

As the Representative, you have advised the Company and the Selling Stockholders that (a) you are authorized to enter into this Agreement on behalf of the Underwriters and (b) the Underwriters are willing, acting severally and not jointly, to purchase the amounts of the Firm Shares set forth opposite their respective names in Schedule I hereto, plus their pro rata portion of the Option Shares as set forth in Section 2 hereof, if you elect to exercise the Option in whole or in part for the accounts of the Underwriters.

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a registration statement on

(1) Plus up to 2,400,000 shares of Common Stock subject to the Underwriters’ Over-Allotment Option as set forth herein.

Form S-3 (No. 333-160136), including a related prospectus dated the Effective Date relating to Common Stock, including the Shares, that may be sold from time to time by the Selling Stockholders in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement.  Copies of such registration statement (including all amendments thereof and all documents deemed incorporated by reference therein) and of the related prospectus have heretofore been made available to you by the Company.  The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement by incorporation by reference or otherwise, including pursuant to Rule 430A of the Rules), as amended at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and pursuant to Rule 430A of the Rules.  The Registration Statement was declared effective by the Commission on August 20, 2009.  The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.  The Registration Statement at the time it originally became effective is herein called the “Initial Registration Statement.”

The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a prospectus supplement pursuant to Rule 424 under the Securities Act (the “Prospectus Supplement”).  The term “Base Prospectus” means the prospectus relating to the Common Stock, in the form in which it has most recently been filed with the Commission as part of the Initial Registration Statement on or prior to the date of this Agreement.  The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement. The term “Preliminary Prospectus” means any preliminary form of Prospectus (including without limitation the preliminary Prospectus Supplement dated August 27, 2009, filed with the Commission pursuant to Rule 424).

Unless otherwise stated herein, any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date hereof or are so filed hereafter.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Company, the Selling Stockholders and the Underwriters hereby agree as follows:

1.             Representations, Warranties and Agreements.

(a)           The Company represents and warrants to, and agrees with, each Underwriter as follows:

(i)            The Company meets the requirements for use of Form S-3 under the Securities Act and, in accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority (“FINRA”), the Shares have been registered with the Commission on Form S-3 under the Securities Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.  The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission or by the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package (as defined below) and the Prospectus, at the time they were or hereafter are filed with the Commission, complied or will comply, as the case may be, in all material respects with the requirements of the Exchange Act.

At the Effective Date and at the Closing Date (as defined below) (and, if any Option Shares are purchased, at the Option Closing Date (as defined below)), the Registration Statement and any amendments and supplements thereto complied, complies and will comply in all material respects with the requirements of the Securities Act, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Registration Statement, any Preliminary Prospectus, the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time such Preliminary Prospectus, the Prospectus or any such amendment or supplement was first filed with the Commission, at the Effective Date and at the Closing Date (and, if any Option Shares are purchased, at the Option Closing Date) included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, none of the representations and warranties in this Section 1(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus (as defined below) or the Prospectus or any amendment thereof or supplement thereto made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Underwriters or the Selling Stockholders expressly for use in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus.  With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Underwriters expressly for use in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment thereof or supplement thereto is (i) the names of the Underwriters appearing on the cover page of the Prospectus Supplement relating to the sale of the Shares (the “Prospectus Supplement”), (ii) the information contained in the first table appearing under the caption “Underwriting” on page S-8 of the Prospectus Supplement, identifying the Underwriters and the number of Firm Shares being purchased from the Selling Stockholders, (iii) the information appearing in the third narrative paragraph following the table identified in (ii) above (including the bullet point information set forth therein, (iv) the information set forth in the table on page S-9 of the Prospectus Supplement relating to underwriting discounts and commissions, and (v) the narrative information appearing in the penultimate paragraph in the section captioned “Underwriting” beginning on page S-9 of the Prospectus Supplement, including the bullet point information set forth therein (collectively, the “Underwriter Information”).

Any Preliminary Prospectus (including the Base Prospectus filed as part of the Registration Statement when originally filed or any amendment thereto) complied when so filed in all material respects with the Securities Act.  If applicable, any such Preliminary Prospectus and the Prospectus delivered or made available to the Underwriters for use in connection with this Public Offering was and will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As of the Closing Date and each Option Closing Date, if any, no Issuer Free Writing Prospectus (as defined below) or Free Writing Prospectus (as defined in Rule 405 of the Securities Act) issued at or prior to the Closing Date and each Option Closing Date, if any, or the Statutory Prospectus (as defined below) (collectively, the “General Disclosure Package”) includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this Agreement:

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Shares that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the Public Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Statutory Prospectus” as of any time means the preliminary prospectus relating to the Shares that is included in the Registration Statement immediately prior to that time, including the documents incorporated by reference therein, and any amendment or supplement deemed to be a part of such Registration Statement as of such time.

Each Issuer Free Writing Prospectus and Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Public Offering and sale of the Shares or until any earlier date that the issuer notified or notifies the Representative as provided herein, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

At the time of filing the Registration Statement and any post-effective amendments thereto and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Securities Act.

(ii)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each subsidiary of the Company listed on Schedule III hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own and lease its properties and conduct its business.  The Company and each Subsidiary are duly qualified to transact business in all jurisdictions in which the conduct of their business or the ownership or lease of their properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect (as defined below).  Except as set forth on Schedule III hereto, all of the outstanding shares of capital stock of each Subsidiary are owned solely by the Company.  All outstanding capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable.  The Subsidiaries are the only subsidiaries of the Company.  Except for the Subsidiaries and as otherwise disclosed in the Registration Statement and the Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.

(iii)          The outstanding shares of Common Stock, including the Shares, have been duly authorized and validly issued in compliance in all material respects with all applicable state and federal securities laws, are fully paid and non-assessable.  There are no preemptive or other restrictive rights to subscribe for or to purchase, or any restriction upon the voting or transfer of the Shares, pursuant to the Company’s Certificate, Bylaws, or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party.  Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of any class of the Company’s capital stock, including the Shares, or any securities convertible into shares of any class of the Company’s capital stock.

(iv)          The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission pursuant thereto.  The Common Stock is registered under Section 12(b) of the Exchange Act and the outstanding shares of Common Stock are listed for quotation on the NASDAQ Stock Market LLC’s (“Nasdaq”) Capital Market.  The Company has taken no action designed to or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Capital Market, nor has the Company received any notification that the Commission or the Nasdaq Capital Market contemplates terminating such registration or listing.  The Shares have previously been listed on the Nasdaq Capital Market.  The Company has not received any notification from the Commission or the Nasdaq that the Company is in violation of any corporate governance standards of the Commission or FINRA.

(v)           The Shares conform to the description thereof contained in any Preliminary Prospectus, the Prospectus and the Registration Statement.  No further corporate approval or authority on behalf of the Company will be required for the sale of the Shares to be sold by the Selling Stockholders as contemplated herein.

(vi)          Any Preliminary Prospectus, the Prospectus and the Registration Statement have been prepared by the Company in conformity with and comply and will comply with the requirements of the Securities Act and the Rules, including Form S-3.  Neither the Commission nor any other agency, body, authority, court or arbitrator of competent jurisdiction has, by order or otherwise, prohibited or suspended the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares or instituted proceedings for that purpose.  The Registration Statement, the Prospectus and any Preliminary Prospectus, and any amendments or supplements thereto, at the time they became or become effective or at the time they were or are filed with the Commission conformed or conform in all material respects to the requirements of the Securities Act.

(vii)         The documents that are incorporated by reference in the Registration Statement, the Prospectus or any Preliminary Prospectus or from which information is so incorporated by reference, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are so filed with the Commission, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

(viii)        The consolidated financial statements of the Company and the Subsidiaries (the “financial statements”), together with related notes and supporting schedules as set forth in or incorporated into the Registration Statement and the Prospectus, present fairly in all material respects the consolidated financial position, results of operations and changes in cash flow of the

Company and the Subsidiaries, at the indicated dates and for the indicated periods.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved, and all adjustments, consisting only of normal recurring adjustments or accruals, necessary for a fair presentation of results for such periods have been made.  No other financial statements or schedules are required to be included in the Registration Statement.  The other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus.  The Summary Consolidated Financial Data and the Selected Consolidated Financial Data included in or incorporated by reference into the Prospectus have been compiled on a basis consistent with that of the audited and unaudited financial statements from which they were derived.  All non-GAAP financial measures included in or incorporated into any Preliminary Prospectus, the Prospectus or the Registration Statement comply with the requirements of Regulation G and Item 10 of Regulation S-K under the Securities Act.

(ix)           The statistical, industry-related and market-related information and data included in or incorporated into the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and all such information and data agree with the sources from which they are derived in all material respects.

(x)            To the actual knowledge of the Company, KPMG LLP (“KPMG”), independent auditors, who have reported on and audited the consolidated financial statements of the Company and its Subsidiaries for the years ended December 31, 2007 and December 31, 2008, respectively, filed with the Commission and included as part of the Registration Statement and Prospectus, are independent public accountants within the meaning of the Securities Act, including Regulation S-X of the Commission, and Rule 101 of the Code of Professional Ethics of the American Institute of Certified Public Accountants, and are registered with the Public Company Accounting Oversight Board.

(xi)           Except as disclosed in the Registration Statement, the Company and its Subsidiaries have established, maintain and will maintain all required and appropriate disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act).  The Company has (i) designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s management, including its principal executive and principal financial officers, particularly during the period in which periodic reports required under the Exchange Act are being prepared, (ii) evaluated the effectiveness of the disclosure controls and procedures and presented in the Company’s applicable periodic reports required under the Exchange Act conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the applicable reports based on such evaluation; and (iii) disclosed in the Company’s applicable periodic reports under the Exchange Act any change in the Company’s internal control over financial reporting that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xii)          (1)           Except as disclosed in the Registration Statement, the Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorizations and (D) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(2)           The Company and its Subsidiaries have established, maintain and will maintain internal control over financial reporting procedures (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act).  No significant deficiencies or material weaknesses exist, or have existed since December 31, 2006, in the design or operation of such internal controls over financial reporting which are reasonably likely to adversely affect the Company’s and its Subsidiaries’ ability to record, process, summarize and report financial information, except as disclosed in the Registration Statement.  To the Company’s knowledge, the Company has subsequently taken all necessary action to rectify the circumstances constituting such “material weaknesses”.  To the actual knowledge of the Company, no fraud, whether or not material, has occurred that involves management or other employees who have a significant role in the Company’s and its Subsidiaries’ internal control over financial reporting.

(xiii)         There is no judicial, regulatory, arbitral or other legal or governmental action, suit or proceeding pending against the Company or any Subsidiary or, to the actual knowledge of the Company, threatened in writing against the Company or any Subsidiary before any court or administrative or governmental agency or other body which, if determined adversely to the Company or any Subsidiary, could (i) result in any material adverse change in or effect on the financial condition, or the earnings, business, properties, business prospects or results of operations of (a) the Company or (b) its Subsidiaries taken as a whole (either a “Material Adverse Change” or “Material Adverse Effect” as the case may be), whether or not arising in the ordinary course of business, or (ii) affect the performance of this Agreement by the Company or the consummation by the Company of the transactions herein contemplated, except in either case as disclosed in the Registration Statement and the Prospectus and, unless otherwise disclosed in the Registration Statement and the Prospectus, for which the Company maintains a reserve in an amount which it believes is adequate to cover potential liabilities.

(xiv)        Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject which violation could reasonably be expected to have a Material Adverse Effect.

(xv)         The Company and each Subsidiary own or leases all such properties as are necessary to the conduct of their business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus.  The Company and each Subsidiary have good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described or as described in the Prospectus as being owned by them, subject to no lien, mortgage, pledge, charge or other encumbrance of any kind except those securing indebtedness described in such financial statements or as described in the Prospectus or which do not and will not materially affect the present or proposed use of such properties or assets.  The Company and the Subsidiaries occupy their leased properties under valid, subsisting and binding leases with only such exceptions as singly or in the aggregate are not material and do not and will not interfere with the conduct of the business of the Company and any affected Subsidiary.  There exists no default under the provisions of any lease, contract or other obligation to which the Company or any Subsidiary is a party which could reasonably be expected to result in a Material Adverse Change, and neither the Company nor any Subsidiary has received written notice of any claim adverse to its ownership or lease of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary, except where any such claim(s), if determined adversely to the Company, would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(xvi)        Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns or have received extensions thereof and have paid all taxes shown on such returns to be required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any assessment, fine or penalty that is currently being contested in good faith and except where the failure to file such returns or pay, or make provision to pay, all such taxes and assessments would not reasonably be expected to have a Material Adverse Effect.  The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in paragraph 1(a)(viii) above in respect of all federal and state income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.  Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no actual knowledge of any tax deficiency which might be asserted against the Company or any subsidiary which could reasonably be expected to result in a Material Adverse Effect;

(xvii)       Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, (A) there has not been any Material Adverse Change, nor to the Company’s knowledge, is any such change threatened, (B) there has not been any material change in the capital stock, long term debt or liabilities of the Company, and (C) there has not been any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries.  Neither the Company nor any Subsidiary has any contingent obligations or liabilities which are required to be but are not disclosed in the Registration Statement and the Prospectus.

(xviii)      The filing of the Registration Statement, the General Disclosure Package and the Prospectus, and the execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by the Board of Directors of the Company.  Assuming due authorization, execution and delivery by the Representative, this Agreement constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity, and except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy.  Neither the Company nor any of the Subsidiaries individually or in the aggregate is in violation of its charter or by-laws or in breach or default under any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which it is a party or by which it or any of its properties is bound and which breach, violation or default would, individually or in the aggregate have a Material Adverse Effect.  The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the material terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Company’s Certificate or By-laws or any law, decree, order, rule, writ, injunction or regulation applicable to the Company or any Subsidiary of a court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except for those violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change.

(xix)         Each approval, consent, order, authorization, designation, declaration or filing of the Company (“Authorizations”) by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and performance of its obligations hereunder (except (A) such additional steps, if any, as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws; (B) the filing of the Prospectus Supplement in connection with the sale of the Shares contemplated hereby; (C) such Authorizations as may be required of the Underwriters under the rules and regulations of FINRA; (D) such Authorizations as may be required of the Company under the rules and regulations of The Nasdaq Capital Market as set forth on Schedule IV; and (E) such other Authorizations the absence of which would not reasonably be expected to have a Material Adverse Effect) has been obtained or made and is in full force and effect.

(xx)          The Company and each Subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess such Governmental Licenses would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  The Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(xxi)         There are no agreements, contracts or other documents of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or required by Form S-3 to be filed as exhibits to the Registration Statement or incorporated by reference into the Registration Statement which are not described, filed or incorporated as required.

(xxii)        No material labor dispute exists or is pending or, to the Company’s actual knowledge, is imminent or threatened with the Company’s employees or with the employees of any Subsidiary.

(xxiii)       Except as contemplated by Sections 2 and 4 hereof and as disclosed in the Prospectus and permitted by the Securities Act, the Company has not and will not, and will take all commercially reasonable diligent efforts to ensure that each of its affiliates (within the meaning of Rule 144 under the Securities Act) do not and will not take, directly or indirectly, any other action designed to or which might cause or result in a violation of Section 5 of the Securities Act, Regulation M under the Exchange Act or otherwise result in stabilization or manipulation of the price of the Company’s Common Stock.

(xxiv)       Except for those matters which are specifically disclosed in the Prospectus or which would not reasonably be expected to have a Material Adverse Effect: (A) the Company and each of its Subsidiaries is in compliance with all applicable environmental laws, rules and regulations applicable to the Company or any Subsidiary  (“Environmental Laws”), (B) the Company and each of its Subsidiaries has all environmental permits and approvals required to operate their respective businesses as presently conducted, (C) neither the Company nor any Subsidiary has received any written, or to the Company’s actual knowledge other, communication from a governmental authority that alleges that the Company or such Subsidiary is not in compliance with all Environmental Laws, (D) to the Company’s actual knowledge, there are no circumstances that may prevent or interfere with such compliance in the future, (E) there is no claim regarding environmental matters pending or, to the Company’s actual knowledge, threatened in writing against the Company or any Subsidiary, (F) there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any material or substance of environmental concern, that to the Company’s knowledge could form the basis of any environmental claim against any of the Company or its Subsidiaries; and (G) (1) there are no on-site or off-site locations in which either of the Company or its Subsidiaries have stored, disposed or arranged for the disposal of materials or substances of environmental concern, (2) to the Company’s knowledge, there are no underground storage tanks located on property owned or leased by the Company or its Subsidiaries, (3) to the Company’s knowledge, there is no friable asbestos contained in or forming part of any building, building component, structure or office space owned or leased by the Company or its Subsidiaries, and (4) to the Company’s knowledge, no polychlorinated biphenyls are used or stored at any property owned or leased by the Company or its Subsidiaries.  None of the present or, to the knowledge of the Company, past property of the Company or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or on the Comprehensive Environmental Response Compensation Liability Information System List (“CERCLIS”), or any similar list of sites requiring remedial action prepared by any state.  Neither the Company nor any of its Subsidiaries is subject to any state Environmental Property Transfer Act, or to the extent that any such statute is applicable to any property, the Company and its Subsidiaries have fully complied with their obligations under such statute(s), and neither has any outstanding obligations or liabilities under any state Environmental Property Transfer Act, except where such would not reasonably be expected to result in a Material Adverse Effect.

(xxv)        Except as disclosed in the Prospectus, (A) the Company or its Subsidiaries own and possess all right, title and interest in and to, or have a valid license to use, all of their Intellectual Property (as defined below) free and clear of encumbrances and other interests; (B) no written claim by any third party contesting the validity, enforceability, use or ownership of any Intellectual Property has been made or, to the Company’s knowledge, is overtly threatened against the Company or any Subsidiary of the Company; (C) to the Company’s knowledge, neither the Company nor any Subsidiary has infringed or misappropriated any Intellectual Property and no such claim for such misappropriation or infringement has been made or threatened against the Company or any Subsidiary; (D) the Company has taken reasonable and prudent steps to protect the Intellectual Property from infringement by any other individual or entity; and (E) to the Company’s knowledge, the operations of the Company or its Subsidiaries are not reasonably likely to result in the infringement or misappropriation of any Intellectual Property rights of third parties which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, “Intellectual Property” means: all patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); all trade names, trademarks, trade dress, logos and all goodwill associated therewith; all copyrights, copyrightable work, product designs and mask works; all registrations and applications and renewals for any of the foregoing; all trade secrets, confidential information, manufacturing and production processes and techniques, technical and computer data, documentation and software, software licenses, and all tangible embodiments thereof.

(xxvi)       The Company and its Subsidiaries maintain insurance of the types and in the amounts customary for their businesses, including, but not limited to, insurance covering liability and real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.  There are no claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company has denied liability, and if coverage is ultimately determined to be unavailable, such result would not be reasonably likely to have a Material Adverse Effect.  The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at commercially reasonable rates.

(xxvii)      Neither the Company nor any Subsidiary has at any time during the last five years (A) made any unlawful contribution to any candidate for political office, whether foreign or domestic, or failed to disclose fully any contribution in violation of law, or (B) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, any foreign country, or any jurisdiction thereof, and in any event with respect to which full and proper disclosure has been made under applicable law.

(xxviii)     There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxix)       The Registration Statement is not the subject of a pending proceeding or, to the Company’s actual knowledge, examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(xxx)        Neither the Company nor, to the actual knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in the furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and to the actual knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure and which are reasonable expected to continue to ensure, continued compliance therewith.

(xxxi)       The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions applicable to the Company, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency with jurisdiction over the Company (collectively, the “Money Laundering Laws” and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the actual knowledge of the Company, threatened.

(xxxii)      Neither the Company nor, to the actual knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(xxxiii)     The Company, the Selling Stockholders, SSI (as hereinafter defined), and each of the individuals listed on Schedule V hereto have executed a lock-up agreement, a form of which is attached hereto as Exhibits A-1 and A-2 (the “Lock-Up Agreement”).

(xxxiv)     Any certificate signed by any officer of the Company and delivered to you or counsel for the Representative shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

For purposes of this Agreement, the “actual knowledge” of the Company means the actual knowledge of the executive officers of the Company and Dr. Kenneth Bloom.

(b)           The Selling Stockholders jointly and severally represent and warrant to, and agree with, each Underwriter as follows:

(i)            The Selling Stockholders have and will have at the Closing Date and at each Option Closing Date, if any, good and valid title to the portion of the Shares to be sold by the Selling Stockholders, free of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Shares, and upon the delivery of and payment for such Shares pursuant to this Agreement, good and valid title thereto, free of any liens, security interests, encumbrances, charges or equitable or other claims, will be transferred to the Underwriters.

(ii)           Certificates in negotiable form for the Shares to be sold by the Selling Stockholders hereunder have been placed in custody with The Bank of New York Mellon, as Custodian (the “Custodian”), for delivery pursuant to the terms of this Agreement, under a Power of Attorney and Custody Agreement of even date, duly executed and delivered by the Selling Stockholders, in the form heretofore furnished to the Representative (the “Custody Agreement”); and the Shares represented by the certificates so held in custody for the Selling Stockholders are subject to the interests hereunder of the Underwriters.  The Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholders and is the valid and binding agreement of such Selling Stockholders, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity, and except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy.

(iii)          The execution and delivery of this Agreement and the Custody Agreement, the sale and delivery of the Shares to be sold by the Selling Stockholders and the consummation of the transactions contemplated herein and compliance by the Selling Stockholders with their obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by the Selling Stockholders or any property or assets of the Selling Stockholders pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholders are parties or by which the Selling Stockholders may be bound, or to which any of the property or assets of the Selling Stockholders is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholders, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholders or any of their properties.

(iv)          The Selling Stockholders have the legal right and power, and all authorizations and approvals required by law, to enter into this Agreement and the Custody Agreement and to sell, transfer and deliver the Shares to be sold by them.

(v)           The Selling Stockholders have not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in a violation of Section 5 of the Securities Act or Regulation M under the Securities Act or in stabilization or manipulation of the price of the Company’s common stock.

(vi)          No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholders of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

(vii)         The information, if any, in the Registration Statement, any Preliminary Prospectus and the Prospectus that relates to the Selling Stockholders has been furnished to the Company in writing by the Selling Stockholders expressly for use therein and does not, and will not on the date of the execution of this Agreement or on the Closing Date or the Option Closing Date, if any, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(viii)        The representations and warranties of the Company contained in this Section 1 are, to the knowledge of the Selling Stockholders, true and correct.  The Selling Stockholders are familiar with, or have carefully read, the Registration Statement and, to the knowledge of the Selling Stockholders, none of the Registration Statement, the Prospectus and any Preliminary Prospectus, or any amendment or supplement thereto, as of its date and while effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

(ix)           Any certificate signed by the Selling Stockholders and delivered to you or counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholders as to matters covered thereby.

2.             Purchase, Sale and Delivery of the Firm Shares.  On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Selling Stockholders agree to sell to each Underwriter, severally and not jointly, that number of Firm Shares listed on Schedule I attached hereto.  Each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholders on the Closing Date, at a price of $3.33 per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I attached hereto, subject to adjustment in accordance with Section 10 hereof.

Payment for the Firm Shares shall be made by wire transfer of immediately available U.S. funds to the designated accounts of the Selling Stockholders, drawn to the order of the Selling Stockholders, against delivery of certificates for the Shares to the Representative for the accounts of the Underwriters.  Delivery of certificates, if any, shall be to the Representative, 111 Center Street, Little Rock, Arkansas 72201, or at such other address as the Representative may designate in writing.  Payment will be made at the offices of the Representative, or at such other place as shall be agreed upon by the Representative and the Company, at approximately 10:00 a.m., Central Time on September 1, 2009 (the “Closing Date”).  The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representative reasonably requests in writing and will be made available for inspection at such locations as the Representative may reasonably request at least one full business day prior to the Closing Date.

In addition, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, SDI hereby grants the Option to the Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2.  The Option may be exercised in whole or in part at any time upon written notice (or oral notice, subsequently confirmed in writing) to the Selling Stockholders given not more than thirty (30) days following the date of this Agreement, by the Representative of the Underwriters, setting forth the number of Option Shares as to which the Underwriters are exercising the Option and the names and denominations in which the Option Shares are to be registered.  The Closing on the purchase of the Option Shares (the “Option Closing Date”), if any, shall occur no later than three (3) business days following the date upon which notice of exercise of the Option is given to SDI, and shall take place at the offices of the Representative, or at such other place as shall be agreed upon by the Representative and the Company.  Subject to Section 10, the number of Option Shares to be purchased by each Underwriter severally and not jointly, shall be in the same proportion that such Underwriter’s number of Firm Shares to be purchased bears to the total number of Firm Shares to be purchased by the Underwriters, adjusted in such manner as to avoid fractional shares.  The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters.  The Representative of the Underwriters may cancel such Option at any time prior to its expiration by giving written notice (or oral notice, subsequently confirmed in writing) of such cancellation to SDI.  To the extent, if any, that the Option is exercised, payment for the Option Shares shall be made by wire transfer of immediately available U.S. funds to the designated account of SDI, to the order of SDI.  Certificates, if any, for the Option Shares shall be delivered in the same manner and upon the same terms as the Firm Shares.

3.             Offering by the Underwriters.  The Company and the Selling Stockholders have been advised by the Representative that the Underwriters propose to make a public offering of the Shares as soon after this Agreement has become effective as in the Representative’s judgment is advisable. The Company and the Selling Stockholders have been further advised by the Representative that the Shares are to be offered by the Underwriters to the public initially at $3.50 per share.  To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

The Company and the Selling Stockholders further acknowledge that Stephens Inc. will act as the Representative of the Underwriters in the offering and sale of the Shares, in accordance with an Agreement Among Underwriters which has been entered into among the Representative and the other Underwriters.

4.             Covenants.  The Company, and solely with respect to Sections 4(i) and 4(m), the Selling Stockholders, covenant and agree with each of the Underwriters that:

(a)           The Company, subject to Section 4(b), will comply with the requirements of Rule 430A and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or new registration statement, in either case relating to the Shares, shall become effective, or any Prospectus Supplement or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus (including, without limitation, the documents incorporated by reference therein), the Shares or the offering and sale thereof, (iii) of any request by the Commission for any amendment to the Registration Statement relating to the offering of the Shares, the filing of a new registration statement relating to the Shares or amendment to any Prospectus Supplement or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, relating to the offering of the Shares, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Shares. The Company will effect the filings required under Rule 424(b) in connection with the offering of the Shares, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every commercially reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)           During the period from the execution hereof to the Option Closing Date, the Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement, in either case, relating to the Shares, or any amendment, supplement or revision to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, and the Company will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file (unless required by law) or use any such document to which the Representative or counsel for the Underwriters shall reasonably object. The Company has given the Representative notice of any filings made pursuant to the Exchange Act within 48 hours prior to the execution of this Agreement; the Company will give the Representative notice of its intention to make any such filing from the execution of this Agreement to the Closing Date and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file (unless required by law) or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c)           The Company will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (including foreign jurisdictions) as the Representative reasonably may have designated in writing, and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided however, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or required to file such a consent.  The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be reasonably required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

(d)           The Company will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus or any Issuer Free Writing Prospectus as the Representative may reasonably request.  The Company will deliver to, or upon the order of, the Representative on the Effective Date and thereafter from time to time during the period when delivery of a Prospectus is required under the Securities Act as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request.  The Company will deliver to the Representative at or before the Closing Date such number of copies of the Registration Statement, with and without exhibits, and of all amendments thereto, as the Representative may reasonably request.

(e)           The Company will comply with the Securities Act so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act in connection with the offer and sale of the Shares, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)            The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its stockholders in the manner contemplated by Rule 158(b) under the Securities Act, as soon as it is practicable to do so, but in any event not later than the forty-fifth day after the fiscal quarter first occurring one year after the Effective Date, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least twelve consecutive months beginning after the Effective Date, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act.

(g)           During the three year period immediately following the date hereof, the Company will make publicly available to its Stockholders, as soon as practicable after the end of each respective period, annual reports (including consolidated financial statements audited by independent public accountants) and unaudited quarterly reports of consolidated earnings, and will furnish to its Stockholders an annual report (including consolidated financial statements audited by independent public accountants), and will furnish to the Representative: (i) concurrently with furnishing such annual report to its Stockholders and upon request of the Representative, a consolidated balance sheet of the Company as at the end of such fiscal year, together with consolidated statements of income, Stockholders’ equity and cash flows of the Company and its subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent public accountants; (ii) as soon as they are available and upon request of the Representative, copies of all reports (financial or other) mailed to Stockholders; (iii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, FINRA or any securities exchange; and (iv) any additional information of a public nature concerning the business and financial condition of the Company which the Representative may from time to time reasonably request.

(h)           Reserved.

(i)            Other than as permitted by the Securities Act, the Company and the Selling Stockholders will not distribute any prospectus or offering materials in connection with the offering and sale of the Shares and prior to the Closing Date or, if applicable, the Option Closing Date, will not issue any press releases or other communications, directly or indirectly, other than in the ordinary course of business, and will hold no press conferences with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its Subsidiaries, other than in the ordinary course of business, or the offering of the Shares, without the prior written consent of the Representative.  The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) under the Securities Act.

(j)            The Company will maintain an independent institutional transfer agent and, if required by the jurisdiction of incorporation of the Company, a registrar for its Common Stock and will, as of the Effective Date, obtain approval for and use its commercially reasonable diligent efforts to maintain the listing of the Shares for quotation on the Nasdaq Capital Market or higher classification market maintained by The Nasdaq Stock Market.

(k)           Reserved.

(l)            The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(m)          The Company and the Selling Stockholders represent and agree that, unless they obtain the prior written consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representative, they have not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a Free Writing Prospectus, required to be filed with the Commission or, in the case of the Selling Stockholders, whether or not required to be filed with the Commission.  Any such Free Writing Prospectus consented to by the Representative or by the Company and the Representative, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.”  Each of the Company and the Selling Stockholders represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required by such person, legending and record keeping.

The foregoing covenants and agreements shall apply to any successor of the Company and the Selling Stockholders, including without limitation, any entity into which either might be converted, consolidated or merged.

5.             Costs and Expenses.  Whether or not the Registration Statement becomes effective, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to Underwriters copies of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, and any supplements thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the Commission and FINRA of the terms of the sale of the Shares; any applicable Nasdaq listing fees; the cost of printing certificates representing the Shares; and the cost and charges of any transfer agent or registrar.  Notwithstanding anything herein to the contrary, the Selling Stockholders shall be jointly and severally obligated to and shall pay the following: the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification or exemption of the Shares under applicable Blue Sky laws and the laws of any foreign jurisdiction; 50% of the total costs and expenses relating to investor presentations on any “road show” or other investor meetings undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with any such road show presentations with the prior approval of the Selling Stockholders, travel and lodging expenses of the Representative, the other Underwriters and officers of the Company and any such consultants, and the cost of any chartered aircraft or the cost of any tickets for flights on commercial airlines, in both instances, incurred in connection with the road show.  Any transfer taxes imposed on the sale of the Shares to the Underwriters will be paid by the Company.  The Company shall not be required to pay for any of the Underwriters’ expenses.  If this Agreement shall not be consummated because (a) the conditions in Section 7 hereof are not satisfied, or (b) this Agreement is terminated prior to consummation by the Representative pursuant to Section 6 hereof (unless such failure to satisfy such conditions or such termination results from an act or omission constituting a default of any Underwriter (including any default under Section 10 hereof)), (c) this Agreement is terminated pursuant to Section 13(b)(i) hereof, or (d) of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed (unless such failure to satisfy such conditions or to comply with said terms is due to an act or omission constituting a default of any Underwriter (including any default under Section 10 hereof)), then the Selling Stockholders shall reimburse the Underwriters for all of their out-of-pocket costs and expenses, including reasonable attorneys’ fees and out-of-pocket expenses in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder.

6.             Conditions to Obligations of the Underwriters.  The obligations of the Underwriters are subject to the accuracy in all material respects, as of the Closing Date and as of the Option Closing Date, of the respective representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a)           No stop order or other order suspending the effectiveness of the Registration Statement or the qualification of the Shares under any Blue Sky laws, federal securities laws or the laws of any foreign jurisdiction shall have been issued and no proceeding for that purpose shall have been taken or, to the actual knowledge of the Company, shall be initiated or threatened by the Commission or any other securities regulator.  If the Company has elected to rely upon

Rule 430A of the Securities Act, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Securities Act within the prescribed time period, and prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A under the Securities Act.  The Prospectus and each Issuer Free Writing Prospectus required shall have been timely filed as required by, and in compliance with, the applicable Rules.   All requests for additional information on the part of the Commission or any other government or regulatory authority with jurisdiction (to be included in the Registration Statement or Prospectus or otherwise) shall be complied with to the satisfaction of the Commission or such authorities.

(b)           The Representative shall have received on the Closing Date and on the Option Closing Date, if applicable, the opinion of Stradling Yocca Carlson & Rauth, counsel for the Company, with respect to the Company and its Subsidiaries, each dated the Closing Date and, if applicable, the Option Closing Date, addressed to the Underwriters in form and substance reasonably satisfactory to Kutak Rock LLP, counsel to the Underwriters, and covering the matters set forth in Exhibit C, with customary qualifications, limitations and assumptions customary for transactions of this type and reasonably satisfactory to the Underwriters, together with a negative assurance statement to the further effect set forth on Exhibit C;

(c)           The Representative shall have received on the Closing Date and on the Option Closing Date, if applicable, the opinion of Morgan, Lewis & Bockius LLP, as counsel to the Selling Stockholders, each dated the Closing Date and, if applicable, the Option Closing Date, addressed to the Underwriters, in form and substance reasonably satisfactory to Kutak Rock LLP, counsel to the Underwriters, and covering the matters set forth in Exhibit D, with customary qualifications, limitations and assumptions customary for transactions of this type and reasonably satisfactory to the Underwriters;

(d)           The Representative shall have received on the Closing Date and on the Option Closing Date, if applicable, a certificate or certificates executed by each of the individuals listed on Schedule VI hereto dated the Closing Date and, if applicable, the Option Closing Date, addressed to the Underwriters, in form and substance reasonably satisfactory to Kutak Rock LLP, counsel to the Underwriters, and providing a negative assurance statement to the further effect set forth on Exhibit E.

(e)           The Representative shall have received from Kutak Rock LLP, counsel to the Underwriters, an opinion dated the Closing Date and, if applicable, the Option Closing Date, covering the matters set forth in Exhibit F, with customary qualifications, limitations and assumptions customary for transactions of this type and reasonably satisfactory to the Representative.

(f)            The Representative shall have received on the Closing Date, and, if applicable, on the Option Closing Date, a signed letter from KPMG, addressed to the Underwriters dated as of the Effective Date and again dated as of the Closing Date and, if applicable, as of the Option Closing Date, with respect to the matters set forth in Exhibit B hereto.  All such letters shall be in form and substance satisfactory to the Representative and Kutak Rock LLP, counsel to the Underwriters.

(g)           Reserved.

(h)           The Representative shall have received on the Closing Date, and if applicable, on the Option Closing Date, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date and on the Option Closing Date, as the case may be, each of them severally certifies as follows:

(i)            (A) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date, and on the Option Closing Date, as the case may be, and (B) the Company has complied with all the agreements and has satisfied all of the conditions on its part to be performed or satisfied in all material respects at or prior to the Closing Date, and at or prior to the Option Closing Date, as the case may be.

(ii)           (A) The Registration Statement has become effective under the Securities Act; (B) no stop order suspending the effectiveness of the Registration Statement or the use or effectiveness of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued; (C) no proceedings for such purpose have been taken or, to his actual knowledge, have been threatened in writing by the Commission or any other securities regulator; and (D) all requests for additional information on the part of the Commission or any other securities regulator have been complied with.

(iii)          No litigation has been instituted or, to his actual knowledge, threatened against the Company or any Subsidiary of a character required to be disclosed in the Registration Statement which is not so disclosed; to his actual knowledge, there is no contract required to be filed as an exhibit to the Registration Statement which is not so filed.

(iv)          He has carefully examined the Registration Statement, the Prospectus, the General Disclosure Package and any Issuer Free Writing Prospectuses and in his opinion: (A) on the Effective Date, the Registration Statement did not include and as of its date, the Prospectus did not include, and as of the date of this Agreement, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of this Agreement no event has occurred which should have been set forth in a supplement or an amendment to the Registration Statement, the General Disclosure Package or the Prospectus that has not been so disclosed.

(i)            The Representative shall have received on the Closing Date, and if applicable, on the Option Closing Date, a certificate or certificates of Brian Sisko, Senior Vice President and General Counsel of SSI, to the effect that, as of the Closing Date and on the Option Closing Date, as the case may be:

(A)          The representations and warranties of the Selling Stockholders in this Agreement are true and correct in all material respects on and as of the Closing Date, and on the Option Closing Date, if applicable, and

(B)           the Selling Stockholders have complied with all the agreements and has satisfied all of the conditions on their part to be performed or satisfied in all material respects at or prior to the Closing Date, and at or prior to the Option Closing Date, as the case may be.

(j)            At or prior to the Closing Date, the Board of Directors of the Company by resolution shall have adopted a written policy to the effect that effective upon completion of the Offering, all material affiliate transactions between the Company or its Subsidiaries and the Company’s officers, directors, Selling Stockholders and other affiliates shall be subject to the approval of a majority of the Company’s independent directors and shall be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

(k)           The Company shall have furnished to the Representative such additional information and further certificates and documents confirming the representations and warranties contained herein and related matters as the Representative may reasonably have requested.

(l)            At the date of this Agreement, the Representative shall have received an executed Lock-Up Agreement substantially in the form of Exhibit A-1 from the Company and in the form of Exhibit A-2 from the Selling Stockholders, SSI and the persons listed on Schedule V hereto.

(m)          Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any Material Adverse Change whether or not arising in the ordinary course of business.

(n)           The Shares shall have been and shall continue to be listed for quotation on the Nasdaq Capital Market.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and Kutak Rock LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company and the Selling Stockholders of such termination in writing or by confirmed facsimile at or prior to the Closing Date.  In such event, the Company, the Selling Stockholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.             Conditions to the Obligations of the Selling Stockholders.  The obligations of the Selling Stockholders to sell and deliver the Shares are subject to the conditions that (a) the Registration Statement shall have become effective, and (b) at the date of this Agreement and as of the Closing Date,  no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened.  If either of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Selling Stockholders by notifying the Representative of such termination in writing or by confirmed facsimile at or prior to the Closing Date.

8.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities, joint or several, and expenses (including reasonable costs of investigation and reasonable legal expenses) to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, joint or several, and expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein  (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable under this Section 8(a) to any Underwriter in any such case to the extent that any such loss, claim, damage, liability or expense arise out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Company by or through the Representative which is referred to in the last sentence of the second paragraph of Section 1(a)(i) or by or through the Selling Stockholders specifically for use in the preparation thereof and provided, further, that with respect to any Preliminary Prospectus, such indemnity shall not inure to the benefit of any Underwriter or controlling person if the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof from such Underwriter and if such person was not sent or given a copy of the Prospectus at or prior to confirmation of the sale of such Shares to such person in any case where such sending or giving is required by the Securities Act and the untrue statement or omission of a material fact contained in any such Preliminary Prospectus was corrected in the Prospectus.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)           Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company and the Selling Stockholders, each of their respective directors, each of their respective officers who have signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholders, within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act, from and against any losses, claims, damages, liabilities, joint or several, and expenses (including reasonable costs of investigation and reasonable legal expenses) to which the Company, the Selling Stockholders or any such director, officer, or controlling person may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstance under which they were made) not misleading; provided, however, that each Underwriter will be liable under this Section 8(b) in any such case only to the extent that such untrue statement, or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative expressly for use in the preparation thereof.  This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(c)           The Selling Stockholders jointly and severally agree to indemnify and hold harmless the Company, its directors and officers, each Underwriter, its directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter and the Company within the meaning of Rule 405 under the Securities Act from against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages, liabilities, joint or several, and expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading(in the case of the Prospectus, in light of the circumstances under which they were made), but only with reference to information relating to the Selling Stockholders furnished by or on behalf of the Selling Stockholders in writing expressly for use in the Registration Statement or the Prospectus (which information includes all information under the caption “Selling Stockholders” in the Registration Statement and the Prospectus).

(d)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8, and then only to the extent that the indemnifying party is actually prejudiced by the omission of such notification.  In case any such action or proceeding is brought against any party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.  Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party has failed to assume the defense and employ counsel, or (iii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that (A) the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such indemnified parties, which firm shall be designated in writing by the indemnified party, and that (B) all such fees and expenses shall be reimbursed as they are incurred.  Subject to the foregoing provisions of this Section 8(d), the indemnifying party shall not be liable for the costs and expenses of any settlement of any action without the consent of the indemnifying party.

(e)           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable to an indemnified party under subsection (a) - (c) above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholders bears to the underwriting discounts and commissions received by the Underwriters.  The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such action or claim.

(f)            The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (f) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

(g)           In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

9.             Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements of the Company and the Selling Stockholders and their respective officers contained herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriters or any controlling person, or by or on behalf of the Company or the Selling Stockholders or any of its respective officers, directors or controlling persons, and shall survive delivery of the Firm Shares and, as applicable, the Option Shares to the Representative or termination of this Agreement.

10.           Default by Underwriters.  If any Underwriter shall fail to purchase and pay for the Shares which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any default on the part of the Company), the Representative of the Underwriters, shall use its best efforts to procure within twenty-four hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase.  If during such twenty-four hours the Representative shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Shares that the defaulting Underwriter agreed to but failed to purchase does not exceed 10% of the Shares which the Underwriters are obligated to purchase hereby, the other Underwriters shall be obligated, severally, in proportion to the respective number of shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Shares that the defaulting Underwriter agreed to but failed to purchase exceeds 10% of the Company’s Common Stock covered hereby, the Company, the Selling Stockholders or the Representative of the Underwriters will have the right, by written notice given within the next twenty-four hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or the Company except to the extent provided in Section 8 hereof.  In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the time of closing may be postponed for such period, not to exceed seven days, as the Representative may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected.  The term “Underwriters” includes any person substituted for a defaulting Underwriter.  Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.           Default by Selling Stockholders.  If the Selling Stockholders shall fail at the Closing Date or at the Option Closing Date to sell and deliver the number of Shares stated herein which such Selling Stockholders are obligated to sell hereunder, then the Underwriters may, at the option of the Representative, by notice from the Representative to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 5, 8, 16 and 20 shall remain in full force and effect or (ii) elect to purchase the Shares which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder.  No action taken pursuant to this Section 11 shall relieve the Selling Stockholders so defaulting from liability in respect of such default.

In the event of a default by the Selling Stockholders as referred to in this Section 11, the Representative shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, for a period not exceeding seven (7) days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

12.           Notices.  All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or sent via facsimile and confirmed as follows: if to the Underwriters, c/o the Representative of the Underwriters, Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attention: Skip Clemmons, Managing Director, with a copy to Kutak Rock LLP, Suite 2000, 124 West Capitol Avenue, Little Rock, Arkansas 72201, Attention:  H. Watt Gregory, III, Esq.; if to the Company: to Clarient, Inc., 31 Columbia, Aliso Viejo, California  92656, Attention: Ronald A. Andrews, Chief Executive Officer and Vice Chairman of the Board, with a copy to Stradling Yocca Carlson & Rauth, Suite 1600, 660 Newport Beach, California  92660, Attention: Shivbir Grewal, Esq.; and if to the Selling Stockholders: c/o Safeguard Scientifics, Inc., 435 Devon Park Drive Building 800, Wayne, Pennsylvania  19087, Attention: Stephen T. Zarrilli, Senior Vice President and Chief Financial Officer, with a copy to Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA  19103, Attention:  Justin W. Chairman, Esq.

13.           Termination.  This Agreement may be terminated by notice given by the Representative to the Company and the Selling Stockholders, as follows:

(a)           at any time prior to the earlier of (i) the time the Shares are released for sale by notice from the Representative to the Underwriters, or (ii) 5:00 p.m., Central Time, on August 27, 2009;

(b)           at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Change or a development involving a prospective Material Adverse Change, whether or not arising in the ordinary course of business, which would, in the Representative’s reasonable judgment, materially impair the investment quality of the Shares, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in the Representative’s reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) general suspension of trading or general trading halts in securities on the New York Stock Exchange, the American Stock Exchange, Nasdaq or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days or trading) for securities on either such Exchange, Nasdaq or the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business, business prospects or operations of the Company, (v) declaration of a banking moratorium by either federal or state authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Representative’s reasonable opinion has a material adverse effect on the securities markets in the United States; or

(c)           as provided in Sections 6, 10 and 11 of this Agreement.

14.           Successors.  This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholders, and their respective successors, executors, administrators, heirs, and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  The term “Successors” shall not include any purchaser of the Shares merely because of such purchase.

15.           No Advisory or Fiduciary Relationship.  Each of the Company and the Selling Stockholders acknowledges and agrees that (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the Public Offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or the Selling Stockholders, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to the Public Offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters) and no Underwriter has any obligation to the

Company or the Selling Stockholders with respect to the Public Offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company and the Selling Stockholders, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company and the Selling Stockholders has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate

16.           Miscellaneous.  The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants of the Company and the Selling Stockholders in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Underwriters or controlling person or (c) delivery of any payment for the Shares under this Agreement.

17.           Entire Agreement.  This Agreement and the Exhibits and Schedules hereto constitute the full and entire agreement between he parties with regard to the subject matter hereof and supersedes all prior or contemporaneous agreements or discussions between the parties with regard to the subject matter hereof.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be illegal, invalid or unenforceable in any respect, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been contained herein.

18.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.           Trial by Jury.  The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Selling Stockholders and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arkansas, without giving effect to the choice of law or conflict of law principles thereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Underwriters in accordance with its terms.

Very truly yours,

CLARIENT, INC.

By:	/s/ Raymond J. Land
Its:	Senior Vice President and CFO

SAFEGUARD DELAWARE, INC.

By:	Brian J. Sisko
Its:	Vice President

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:	Brian J. Sisko
Its:	Vice President

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

STEPHENS INC.
as Representative of the Underwriters named in Schedule I hereto

By:	STEPHENS INC.

	By:	Skip Clemmons
Authorized Officer

SCHEDULE I

Name	No. of Firm Shares to be Purchased from SSDI	No. of Firm Shares to be Purchased from SDI	Total

Stephens Inc.	1,719,361	6,280,639	8,000,000

Robert W. Baird & Co.	687,744	2,512,256	3,200,000

Stifel, Nicolaus & Company, Incorporated	687,744	2,512,256	3,200,000

Boenning & Scattergood, Inc.	343,872	1,256,128	1,600,000

Total	3,438,721	12,561,279	16,000,000

SCHEDULE II

Selling Stockholders

Name of Selling Stockholder	Firm Shares	Option Shares	Total

Safeguard Delaware, Inc.	12,561,279	2,400,000	14,961,279

Safeguard Scientifics (Delaware), Inc.	3,438,721	-0-	3,438,721

Total	16,000,000	2,400,000	18,400,000

Schedule III

List of Subsidiaries

NAME OF SUBSIDIARY	STATE OR JURISDICTION OF INCORPORATION	PERCENTAGE OF OWNERSHIP

ChromaVision International, Inc.	Delaware	100%

Clarient Diagnostics Services, Inc.	Delaware	100%

ChromaVision SARL	France	100% - Indirect

ChromaVision GmbH	Germany	100% - Indirect

Clarient Pathology Services, Inc.	California	N/A (1)

(1)                                  The outstanding shares of Clarient Pathology Services, Inc. are 100% owned by Dr. Kenneth Bloom.  However, Clarient Pathology Services, Inc. is consolidated in the Company’s condensed consolidated financial statements.

Schedule IV

Authorizations

None

Schedule V

Lock-Up Agreements

Ronald A. Andrews

David J. Daly

Raymond J. Land

Michael J. Pellini, M.D.

Frank P. Slattery, Jr.

Dennis M. Smith, Jr., M.D.

Gregory D. Waller

Schedule VI

Individuals Delivering Certificates

(i)                                     Brian Sisko, Senior Vice President and General Counsel of Safeguard Scientifics, Inc. (“SSI”), the parent of the Selling Stockholders

(ii)                                  James A. Datin, Executive Vice President and Managing Director, Life Sciences Group of SSI, and

(iii)                               Stephen T. Zarrilli, Senior Vice President and Chief Financial Officer of SSI.

Exhibit A-1

Form of Lock-Up Agreement of the Company

LOCK-UP AGREEMENT

(Clarient, Inc.)

August 27, 2009

Stephens Inc.

as the Representative of the Underwriters

111 Center Street

Little Rock, Arkansas  72201

Re: Secondary Offering of the Common Stock of Clarient, Inc.

Dear Sirs:

The undersigned understand that Stephens Inc., Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company Incorporated and Boenning & Scattergood, Inc. (the “Underwriters”), for whom Stephens Inc. is acting as representative (the “Representative”), propose to enter into a certain underwriting agreement with Clarient, Inc., a Delaware corporation (the “Company” or the “undersigned”), certain affiliates of Safeguard Scientifics, Inc. (“Safeguard”), being Safeguard Delaware, Inc., a Delaware corporation (“SDI”) and Safeguard Scientifics (Delaware), Inc., a Delaware corporation (“SSDI”; and together with SDI, the “Selling Stockholders”), with respect to the public offering (the “Offering”) of 16,000,000 shares of the Company’s Common Stock, par value $0.01 (the “Common Stock”), owned by the Selling Stockholders (the “Firm Shares”), plus up to an additional 2,400,000 shares of Common Stock owned by SDI if the Underwriters choose to exercise their over-allotment option (the “Option Shares,” and, together with the Firm Shares, the “Shares”),  pursuant to the Company’s Registration Statement on Form S-3 (No. 333-160136) filed with the Securities and Exchange Commission on June 22, 2009.  In consideration of the Underwriters’ agreement to purchase and make the Offering of the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that without the prior written consent of the Representative, the undersigned will not, during the period ending ninety (90) days after the date of the final prospectus or final prospectus supplement, as applicable, relating to the Offering (the “Lock-Up Period”):

(1) Issue, offer, pledge, announce the intention to sell, register, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (2) Enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock or any securities convertible into or exchangeable for Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, or in cash or other property; or (3) consent to any request by Oak Investment Partners XII or any affiliate thereof (“Oak”) to permit the sale by Oak of shares of shares of Common Stock; in any case without the prior written consent of the Representative on behalf of the Underwriters.

Notwithstanding the foregoing, if (1) during the last seventeen (17) days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

For the purpose of clarification, this letter does not restrict or limit the ability of the undersigned to (a) file a registration statement in fulfillment of its obligations pursuant to that certain Registration Rights Agreement dated on or about March 25, 2009 between the Company and Oak so long as no sales under such registration statement shall occur prior to expiration of the Lock-Up Period; (b) grant options, rights, shares or other equity interests to employees, officers, directors or consultants of the Company or its Subsidiaries pursuant to any stock option, stock bonus, stock award, stock purchase or other equity incentive plans or arrangements approved by the Board of Directors of the Company or an authorized committee thereof; (c) issue or sell shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock upon exercise or conversion of any option, right, or other equity interest granted pursuant to clause (b) above or upon exercise or conversion of any option, warrant or convertible security (including the Series A Convertible Preferred Stock) outstanding on the date hereof pursuant to exercise by the holder of such option, warrant or convertible security, so long as such holder is not otherwise restricted from selling any such securities pursuant to a lock-up agreement entered into by such holder in connection with the sale of the Shares; (d) the repurchase by the Company of shares of Common Stock upon termination of service from any employee, officer, director or consultant; or (e) issue, offer, pledge, announce the intention to sell, register, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock that are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended, or any securities convertible into or exercisable or exchangeable for such shares of Common Stock (i) to financial institutions, lessors or other lenders in connection with commercial credit arrangements, equipment financings, bridge financings, commercial property lease transactions, or similar transactions entered into for primarily non-equity financing purposes, the terms of which have been approved by the Company’s Board of Directors; (ii) in connection with bona fide acquisition, merger or similar transactions, the terms of which have been approved by the Board of Directors; or (iii) in strategic partnership transactions or other transactions entered into for primarily non-equity financing purposes the terms of which have been approved by the Board of Directors.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

The undersigned understands that if (1) the Company or the Selling Stockholders notify the Representative in writing of the termination of the offering prior to execution of the Underwriting Agreement, (2) the Underwriting Agreement does not become effective or (3) the Underwriting Agreement (other than provisions thereof which survive termination) terminates or is terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas, without regard to the conflict of laws principles thereof.

The undersigned hereby executes this agreement as of the date first written above.

CLARIENT, INC.

By:

Exhibit A-2

Form of Lock-Up Agreement of the Selling Stockholders, SSI and the Individuals listed on Schedule V

LOCK-UP AGREEMENT

(Clarient Executive Officers, Clarient Independent Directors Not Affiliated with Safeguard or Oak, and Safeguard and Selling Stockholders)

August 27, 2009

Stephens Inc.

as the Representative of the Underwriters

111 Center Street

Little Rock, Arkansas  72201

Re: Secondary Offering of the Common Stock of Clarient, Inc.

Dear Sirs:

The undersigned understand that Stephens Inc., Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company Incorporated and Boenning & Scattergood, Inc. (the “Underwriters”), for whom Stephens Inc. is acting as representative (the “Representative”), propose to enter into a certain underwriting agreement with Clarient, Inc., a Delaware corporation (the “Company”), certain affiliates of Safeguard Scientifics, Inc. (“Safeguard”), being Safeguard Delaware, Inc., a Delaware corporation (“SDI”) and Safeguard Scientifics (Delaware), Inc., a Delaware corporation (“SSDI”; and together with SDI, the “Selling Stockholders”), with respect to the public offering (the “Offering”) of 16,000,000 shares of the Company’s Common Stock, par value $0.01 (the “Common Stock”), owned by the Selling Stockholders (the “Firm Shares”), plus up to an additional 2,400,000 shares of Common Stock owned by SDI if the Underwriters choose to exercise their over-allotment option (the “Option Shares,” and, together with the Firm Shares, the “Shares”),  pursuant to the Company’s Registration Statement on Form S-3 (No. 333-160136) filed with the Securities and Exchange Commission on June 22, 2009.  In consideration of the Underwriters’ agreement to purchase and make the Offering of the Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that without the prior written consent of the Representative (unless, if the undersigned is currently an employee of the Company, the undersigned is no longer an employee of the Company), the undersigned will not, during the period ending ninety (90) days after the date of the final prospectus or final prospectus supplement, as applicable, relating to the Offering (the “Lock-Up Period”):

(1) Offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant); (2) Enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock or any securities convertible into or exchangeable for Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, or in cash or other property; (3) Make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock without the prior written consent of the Representative on behalf of the Underwriters, in each case other than (A) the Securities to be sold by the Selling Stockholders pursuant to the Underwriting Agreement, (B) transfers of shares of Common Stock as a bona fide gift or gifts, and (C) distributions of shares of Common Stock to members or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (B) or (C), each donee or distributee shall execute and deliver to the Representative a lock-up letter agreement containing the substance of this Lock-Up Agreement; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above).

Notwithstanding the foregoing, if (1) during the last seventeen (17) days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the eighteen (18) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In addition, notwithstanding the foregoing, the restrictions set forth herein shall not apply to the establishment of a trading plan by the undersigned that complies with Rule 10b5-1 under the Exchange Act; provided that any sales under such trading plan may be made at any time only if such trading plan is in existence on the date of this Agreement, and otherwise, any sales under such trading plan may be made at any time on or after November 11, 2009.

In addition, the restrictions set forth herein shall not apply to (i) any transfer as a bona fide gift or gifts, or by will or intestacy, provided that the transferee or transferees thereof agree to be bound by the restrictions set forth herein, (ii) any transfer to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein; (iii) any transfer as a pledge to secure a loan from a recognized financial institution, provided the pledgee agrees to be bound by the terms of this Lock-Up Agreement; or (iv) the repurchase of any shares held by the undersigned by the Company upon the termination of services of the undersigned.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

For the purpose of clarification, this letter does not restrict or limit the ability of the undersigned to (a) purchase or acquire shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, (b) purchase or acquire any option or contract to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, and the exercise or settlement of any such option or contract (including, without limitation, a cashless exercise not involving a broker or other disposition of shares on the open market), whether owned on the date of this Lock-Up Agreement or acquired thereafter, (c) sell or dispose of any option or contract to sell any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, that is exercisable after the expiration of the Lock-Up Period or any extension thereof, or (d) a swap or other agreement that increases, in whole or in part, directly or indirectly, the economic consequences of ownership of shares of Common Stock.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

Each of the undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that if (1) the Company or the Selling Stockholders notify the Representative in writing of the termination of the offering prior to execution of the Underwriting Agreement, (2) the Underwriting Agreement does not become effective, (3) the Underwriting Agreement (other than provisions thereof which survive termination) terminates or is terminated prior to payment for and delivery of the Shares to be sold thereunder, or (4) the undersigned is no longer a Section 16 reporting person of the Company, the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas, without regard to the conflict of laws principles thereof.

Each of the undersigned may execute this letter in counterparts.

Each of the undersigned hereby executes this agreement as of the date first written above.

[Signature Page Follows.]

[Signature Page to Lock Up Agreement (Clarient Executive Officers, Clarient Independent Directors Not Affiliated with Safeguard or Oak, and Safeguard and Selling Stockholders)]

EXECUTIVE OFFICERS AND, AS APPLICABLE,
DIRECTORS OF CLARIENT, INC.,

SAFEGUARD DELAWARE, INC.

By:

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:

SAFEGUARD SCIENTIFICS, INC.

By:

Exhibit B

Form of KPMG Comfort Letter

Exhibit C

Substance of Opinion of Stradling Yocca Carlson & Rauth

(and McDonald Hopkins, as applicable)

(i)           Each of the Company, ChromaVision International, Inc., and Clarient Diagnostics, Inc. is a corporation validly existing in good standing under Delaware law with all requisite corporate power to own their respective properties and conduct their respective business as described in the Registration Statement and Prospectus; Clarient Pathology Services, Inc. is a corporation validly existing in good standing under California law(1) with all requisite corporate power to own its properties and conduct its business as described in the Registration Statement and Prospectus; each of the Company, ChromaVision International, Inc. and Clarient Diagnostics, Inc. is duly qualified to transact business in California.

(ii)           The Company has an authorized equity capitalization as set forth under the caption “Description of Securities—Capital Stock” in the Prospectus.

(iii)          The [Firm/Option] Shares to be sold pursuant to the Underwriting Agreement have been duly authorized and validly issued by the Company and are fully paid and non-assessable; all of the [Firm/Option] Shares conform to the description thereof contained in the Prospectus.

(iv)          The Registration Statement has become effective under the Securities Act, and to such counsel’s current actual knowledge, no stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose have been initiated or overtly threatened by the Commission.

(v)           (A) The Registration Statement, at the time such Registration Statement became effective and at all other subsequent times until the Closing Date, and (B) the Prospectus, when filed with the Commission pursuant to Rule 424(b) and at all subsequent times until the Closing Date, complied as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to the financial statements, schedules and notes thereto and the other financial, statistical and accounting information included therein).

(vi)          The statements incorporated into the Registration Statement from (A) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, under Part I, Item 1 — “Legal and Regulatory Status”(1) and (B) the Company’s Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008, under Item 13 — “Certain Relationships and Related Transactions, and Director Independence” (but excluding the subsections therein captioned “Policies and Procedures for Reviewing Related Party Transactions” and “Director Independence”), in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

(1) The opinion letter will contain a statement to the effect that, in rendering the opinion in paragraph (vi), Company Counsel has consulted with, and relied in part on the expertise of, McDonald Hopkins LLC with respect to federal laws and laws of states in which McDonald Hopkins is admitted.

(vii)         To such counsel’s knowledge there are no legal or governmental proceedings pending before any court or administrative or governmental agency or other  body, or overtly threatened, against the Company, that are required to be described in the Registration Statement or the Prospectus and are not so described, or that seek to enjoin, restrain or prevent the performance of the Agreement by the Company or the consummation of the transactions herein contemplated.  To such counsel’s knowledge, there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

(viii)        The Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

(ix)           The execution and delivery by the Company of the Agreement and the performance by the Company of its obligations thereunder do not conflict with or constitute a default under or result in a material violation by the Company (i) any of the terms, conditions or provisions of the Company’s certificate of incorporation or bylaws, (ii) any of the terms, conditions or provisions of any material agreement filed as such as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2009 or the Registration Statement, (iii) any U.S. federal or California state statute or the General Corporation Law of the State of Delaware (the “DGCL”) that is typically applicable to transactions similar to those transactions contemplated by the Agreement (other than state securities or Blue Sky laws, as to which such counsel need not express any opinion in this paragraph); or (iv) any judgment, writ, injunction, decree, order or ruling known to such counsel of any U.S. federal or California state court or governmental agency or body having jurisdiction over the Company or any of its properties.

(x)            No consent, approval, authorization, order, registration or qualification of or with any U.S. federal, California or Delaware state court or governmental agency or body is required under California law or the DGCL in connection with the execution and delivery by the Company of the Agreement, the consummation by the Company of the transactions contemplated hereby or the performance by the Company of its obligations thereunder, except as may be expressly contemplated by the Agreement and except for filings and other actions required pursuant to the Securities Act and/or the Exchange Act and state securities or Blue Sky laws, as to which such counsel need not express any opinion in this paragraph, and those already obtained.

(xi)           Except as set forth in the Prospectus, to the knowledge of such counsel no holders of Common Stock or other securities of the Company have registration rights with respect to such securities, apart from the Shares covered by the Registration Statement, that are entitled to be registered under the Registration Statement.

(xii)          The Company is not an “investment company” required to register under the Investment Company Act of 1940, as amended.

In addition to the matters set forth above, such opinion letter shall also include the following statements:

a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the representative of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement, any Preliminary Prospectus and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and need not pass upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, any Preliminary Prospectus and the Prospectus, no facts have come to its attention which lead it to believe that (i) the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (ii) that any Preliminary Prospectus or the Prospectus, on the date thereof, on the date of the Agreement or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Registration Statement, any Preliminary Prospectus or the Prospectus).

The opinions above shall be based on the assumption that the internal laws of the State of California and U.S. federal law would govern the provisions of the Agreement and the transactions contemplated thereby.

Exhibit D

Substance of Opinion of Morgan Lewis & Bockius LLP

(i)            The Selling Stockholders are validly existing and in good standing under the laws of the jurisdiction of their respective organization with corporate power to own the Shares owned by them and enter into the Underwriting Agreement (the “Agreement”) and the Custody Agreement.

(ii)           Each of the Agreement and the Custody Agreement has been duly authorized by all necessary corporate action on the part of the Selling Stockholders and has been duly executed and delivered by the Selling Stockholders.

(iii)          Each of the Agreement and the Custody Agreement constitutes the legally valid and binding obligations of the Selling Stockholders, enforceable against them in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

(iv)          Upon payment for and delivery to the Underwriters of the Shares sold by the Selling Stockholders in accordance with this Agreement, assuming each of the Underwriters is acquiring the Shares sold by the Selling Stockholders without notice of any adverse claim, the Underwriters will acquire the Shares free and clear of any adverse claim as defined in Article 8 of the Uniform Commercial Code.

(v)           No order, consent, permit or approval of any governmental authority is required on the part of the Selling Stockholders for the execution and delivery of the Agreement or the Custody Agreement or the sale of the Shares sold by the Selling Stockholders, except such as have been obtained under the Securities Act and such as may be required under the securities or Blue Sky laws of any other jurisdiction.

(vi)          The Selling Stockholders’ execution and delivery of, and performance of their obligations under, the Agreement and the Custody Agreement do not (A) violate either Selling Stockholder’s charter or bylaws, (B) to the knowledge of such counsel, breach or otherwise violate any existing obligation of or restriction on the Selling Stockholders under any order, judgment or decree of any court or government authority binding on the Selling Stockholders, except with respect to breaches, violations or defaults that, individually or in the aggregate, would not result in a Material Adverse Change or (C) result in a breach or constitute a default under any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument included as an exhibit in the most recently filed Form 10-K of Safeguard Scientifics, Inc.  The execution and delivery by the Selling Stockholders of, and performance of their obligations under, the Agreement and the Custody Agreement do not violate any state, federal statute or regulation that such counsel has, in the exercise of customary professional diligence, recognized as applicable to the Selling Stockholders or to transactions of the type contemplated by this Agreement or the Custody Agreement, except that such counsel need express no opinion regarding any federal securities laws or Blue Sky or state securities laws.

(vii)         We note that the Underwriting Agreement and the Custody Agreement provide that they are to be governed by and construed in accordance with the law of the State of Arkansas.  If notwithstanding such contractual choice of law a court were to hold that the Underwriting Agreement and the Custody Agreement are to be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania, the Underwriting Agreement and the Custody Agreement would constitute legal, valid and binding obligations of the Selling Stockholders enforceable against the Selling Stockholders in accordance with their respective terms, subject to the limitations and qualifications set forth herein.

Exhibit E

Substance of Negative Assurance Certificate of
the Individuals listed on Schedule VI

A statement to the effect that each such person has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement, any Preliminary Prospectus and the Prospectus and related matters were discussed, or otherwise have familiarity with the business of the Company and have knowledge of such contents and related matters, and, although such person has not independently verified and need not pass upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, any Preliminary Prospectus and the Prospectus, no facts have come to his attention which lead him to believe that the Registration Statement, on the effective date thereof, on the date of the Agreement or on the Closing Date (or on the Option Closing Date, if applicable), contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that any Preliminary Prospectus or the Prospectus, on the date thereof, on the date of the Agreement or on the Closing Date (or on the Option Closing Date, if applicable), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such person need not express any view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Registration Statement, any Preliminary Prospectus or the Prospectus).

Exhibit F

Substance of Opinion of Kutak Rock LLP

(i)            The Registration Statement has become effective under the Securities Act, and such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement.  To such counsel’s knowledge, no proceedings therefor have been initiated or overtly threatened by the Commission and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule.

(ii)           The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to the financial statements, schedules and notes thereto and the other financial, statistical and accounting information included therein).

In addition to the matters set forth above, such opinion shall also include a statement to the effect as follows:

Such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of counsel for the Selling Stockholders, representatives of counsel to the Company, representatives of SSI, representatives of  the independent public accountants for the Company and representatives of the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and need not pass upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to its attention which lead it to believe that the Registration Statement, on the effective date thereof, on the date of this Agreement or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof, on the date of this Agreement or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in the Registration Statement or Prospectus).